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                                                                    Exhibit 23.1



                              ACCOUNTANTS' CONSENT


The Board of Directors
Lexington Corporate Properties, Inc.


         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.








                                                  /s/  KPMG PEAT MARWICK LLP
                                             -----------------------------------
                                                    KPMG PEAT MARWICK LLP





New York, New York
September    , 1997